UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

ENOVA INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35503	45-3190813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 West Jackson Boulevard
Chicago, Illinois		60604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 568-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.00001 par value per share	ENVA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

As previously disclosed, on December 10, 2025, Enova International, Inc. (“Enova”), a Delaware corporation, and Grasshopper Bancorp, Inc. (“Grasshopper”), a Delaware corporation and the parent holding company of Grasshopper Bank N.A. (“Grasshopper Bank”), a national bank and wholly-owned subsidiary of Grasshopper, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Under the terms and subject to the conditions of the Merger Agreement, among other things, (1) Grasshopper will merge with and into Enova, with Enova continuing as the surviving corporation (the “Merger”), and (2) immediately following the Merger, an interim national bank and wholly owned subsidiary of Enova to be formed following the date hereof will merge with and into Grasshopper Bank, with Grasshopper Bank continuing as the surviving bank (the “Bank Merger” and, together with the Merger, the “Mergers”), each as more fully described in the Merger Agreement.

On December 18, 2025, Enova and Grasshopper entered into an Amendment No. 1 to the Merger Agreement (the “Amendment”), pursuant to which the parties agreed to simplify the consideration procedures by eliminating certain election provisions from the Merger Agreement, which had provided that a Grasshopper stockholder would have the right to elect to receive either cash or stock consideration, subject to procedures applicable to oversubscription and undersubscription for cash consideration (which was capped at 50% of the overall consideration to Grasshopper stockholders in the Merger). Pursuant to the Amendment, each such stockholder will no longer have the right to make an election and will instead receive both cash and stock in the Merger, with the consideration payable to each stockholder being 50% cash and 50% stock. The aggregate consideration payable by Enova in the Merger remains unchanged.

The terms and provisions of the Merger Agreement were described in Enova’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 11, 2025 (the “Original Current Report”). Except as noted above, the material terms of the Mergers as described in the Original Current Report remain unchanged in the Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Important Additional Information

In connection with the proposed transaction, Enova will file with the SEC the registration statement on Form S-4 to be filed by Enova (the “registration statement”) under the Securities Act of 1933, as amended (the “Securities Act”) that will include a proxy statement of Grasshopper and a prospectus of Enova (the “proxy statement/prospectus”), and Enova may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY ENOVA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENOVA, GRASSHOPPER AND THE PROPOSED TRANSACTION. A definitive copy of the proxy statement/prospectus will be mailed to stockholders of Grasshopper when that document is final. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about Enova, free of charge from Enova or from the SEC’s website when they are filed by Enova. The documents filed by Enova with the SEC may be obtained free of charge at Enova’s website, at https://ir.Enova.com/sec-filings, or by requesting them by mail at Enova International, Inc., Attention: General Counsel, 175 West Jackson Blvd., Suite 600, Chicago, Illinois 60604.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Enova or Grasshopper. However, Enova, Grasshopper and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Grasshopper in respect of the proposed transaction. Information about Enova’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2024 and other documents filed by Enova with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities of Enova or a solicitation of any vote or approval with respect to the proposed transaction by Enova or Grasshopper, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not place undue reliance on these statements. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of senior management with respect to, among other things, projections as to the anticipated benefits of the proposed transaction as well as statements regarding the impact of the proposed transaction on Enova’s and the combined company’s business, financial condition, operations and prospects, the amount and timing of synergies from the proposed transaction and the closing date for the proposed transaction. When used in this communication, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “intends,” “anticipates,” “may,” “forecast,” “project” and similar expressions or variations as they relate to Enova, the combined company or their respective management are intended to identify forward-looking statements.

Forward-looking statements address matters that involve risks and uncertainties that are beyond the ability of Enova to control and, in some cases, predict. Accordingly, there are or will be important factors that could cause the actual results to differ materially from those indicated in these statements. Key factors that could cause the actual financial results, performance or condition to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement entered into between Enova and Grasshopper, including the payment of any termination fee due thereunder; the outcome of any legal proceedings that may be instituted against Enova or Grasshopper; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) or stockholder approvals or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all; the ability of Enova to successfully incorporate Grasshopper’s insured bank functionality into Enova’s business and to satisfy newly applicable regulatory requirements associated with owning an insured bank; the possibility that the anticipated benefits and synergies of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Enova and Grasshopper do business; the possibility that the proposed transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; changes in Enova’s share price before the closing of the proposed transaction; risks relating to the potential dilutive effect of shares of Enova common stock to be issued in the proposed transaction; and other factors that may affect future results of Enova and the combined company.

The foregoing list of factors is not exhaustive and new factors may emerge or changes to these factors may occur that could impact Enova’s or the combined company’s business and cause actual results to differ materially from those expressed in any of our forward-looking statements. Additional information regarding these and other factors may be contained in Enova’s filings with the SEC. Readers of this communication are encouraged to review Enova’s filings with the SEC, including the risks described under “Risk Factors” contained in Enova’s Form 10-K and any updates to those risk factors contained in subsequent Forms 10-Q, to obtain more detail about Enova’s risks and uncertainties. The forward-looking statements in this communication are made as of the date of this communication, and Enova disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this communication. All forward-looking statements in this communication are expressly qualified in their entirety by the foregoing cautionary statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, by and between Enova International, Inc. and Grasshopper Bancorp, Inc., dated December 18, 2025*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enova International, Inc.

Date:	December 18, 2025	By:	/s/ Sean Rahilly
Sean Rahilly General Counsel & Secretary